FIFTH AMENDMENT
                                   TO RESTATED
                        EMPLOYEES' EQUITY INCENTIVE PLAN


                              CENTURY CASINOS, INC.


                          Dated as of June 4, 2003





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                                FIFTH AMENDMENT
     TO RESTATED EMPLOYEES' EQUITY INCENTIVE PLAN OF CENTURY CASINOS, INC.


     This Fifth Amendment to the Restated Employees' Equity Incentive Plan, of Century Casinos, Inc., a Delaware corporation (the "Company"), is made as of this 4th day of June, 2003, by and among all of the undersigned Directors of the Company;


                                 R E C I T A L S

     1. On April 29, 1994, the Company adopted the Century Casinos, Inc. Employees' Equity Incentive Plan ("the Plan").

     2. On December 1, 1999, the Company amended and restated the Plan (the "Restated Plan");

     3. On May 1, 2000, the Company amended the Restated Plan by adopting a First Amendment to the Restated Plan.

     4. On March 12, 2001, the Company amended the Restated Plan by adopting a Second Amendment to the Restated Plan.

     5. On June 1, 2001, the Company amended the Restated Plan by adopting a Third Amendment to the Restated Plan.

     6. On March 10, 2003, the Company amended the Restated Plan by adopting a Fourth Amendment to the Restated Plan.

     7. The Company now desires to further amend the Restated Plan, by this Fifth Amendment to the Restated Plan.


     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Directors agree as follows:

     1. Section 7.2 (k) of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

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          "7.2 (k) Exchange of Non-Statutory Options for Restricted Stock.

     Subject to the provisions of Section 8 below, Non-Statutory Options may be exchanged for Restricted Stock Awards by participants designated by the Incentive Plan Committee, on the following terms and conditions:

     (i) In the event the participant elects in writing, which he or she is allowed to do before, at, or any time after the Exchange Date, to convert, in part or in full, his stock options to RSAs of the Company, the participant shall receive one (1) RSA for each one (1) stock option.

     (ii) In the event the participant elects in writing, which he or she is allowed to do before, at, or any time after the Exchange Date, to convert, in part or in full, his stock options or RSAs in the Company to RSAs of a Subsidiary of the Company, the participant can do so on such terms and conditions as the Incentive Plan Committee may from time to time establish."


     2. All other provisions of the Restated Plan are hereby ratified, confirmed and approved, and shall remain unchanged, in full force and effect.


     IN WITNESS WHEREOF, the Company, through the ratification and approval of its Board of Directors, has caused this Fifth Amendment to the Restated Employees' Equity Incentive Plan to be duly executed, all as of the date and year first above written.


INCENTIVE PLAN COMMITTEE                                   CENTURY CASINOS, INC.
CENTURY CASINOS, INC.

/s/ Erwin Haitzmann                                    /s/ Erwin Haitzmann
------------------------                               -------------------------
Erwin Haitzmann                                        Erwin Haitzmann

/s/ Peter Hoetzinger                                   /s/ Peter Hoetzinger
------------------------                               -------------------------
Peter Hoetzinger                                       Peter Hoetzinger


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/s/ Dinah Corbaci                                      /s/ Dinah Corbaci
------------------------                               -------------------------
Dinah Corbaci                                          Dinah Corbaci

/s/ Gottfried Schellmann                               /s/ Gottfried Schellmann
-----------------------                               -------------------------
Gottfried Schellmann                                   Gottfried Schellmann

                                                       /s/ Robert S. Eichberg
                                                       -------------------------
                                                       Robert S. Eichberg


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